Exhibit 10.1

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Space Systems/Loral

3825 Fabian Way

Palo Alto, CA 94303-4604

USA

26 August 2009
In Reply Cite:
TS/SMS/09/65

[***]

TerreStar Networks Inc.

12010 Sunset Hills Road

Suite 600

Reston, VA 20190

Subject:	TerreStar-2 Satellite Program; Stop Work and Restart

Reference:	a) Telecon between [***] and [***] on 26 August 2009

Dear Mr. [***]:

During the Reference a) telecom, the following terms for the TerreStar-2 Restart were agreed upon:

1.	The price for the Restart will be $23.986M. This price is based upon not having to perform more than one off-site thermal vacuum test for other SS/L spacecraft. The payment schedule for the above-stated amount will be provided in a subsequent letter.

2.	As date for the availability of the SS/L thermal vacuum testing facility for TS-2 is not known at this time, the target “ready to ship” date is estimated to be in the fourth quarter of 2011. There will be no liquidated damages associated with the “ready to ship” date.

3.	The above price does not include the price for the replacement batteries. The price for the batteries will be determined upon the establishment of the approximate ship date of the spacecraft.

4.	Receipt of the payment of Milestone T2-15, [***], in the amount of [***] is to be wired to SS/L’s account as soon as possible but no later than 3 weeks from the date of this agreement.

Please indicate your concurrence with these terms below. Should you have questions on this matter, please contact [***] on [***] or [***] on [***] (fax: [***]).

Very truly yours,	CONCUR
TerreStar Networks Inc.
Jeffrey W. Epstein
President
August 27, 2009

R.A. Haley

Senior Vice President and

Chief Financial Officer

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

Space Systems/Loral

3825 Fabian Way

Palo Alto, CA 94303-4604

USA

23 September 2009
In Reply Cite:
TS/SMS/09/67

[***]

TerreStar Networks Inc.

12010 Sunset Hills Road

Suite 600

Reston, VA 20190

Subject:	TerreStar-2 Satellite Program; Stop Work and Restart Payment Plan

Reference:	a) TS-2 Restart Agreement, dated 26 August 2009

Dear Mr. [***]:

In Item 1 of the Reference a) agreement, SS/L stated that a payment schedule for the Restart Effort would be provided in a subsequent letter. This matter has been discussed between [***] of TerreStar and [***] of SS/L and verbal agreement was reached on the following payment plan:

No.	STOP/STORE/RESTART (RS) MILESTONES	AMOUNT	INOICE DATE
RS 1	[***]	[***]	[***]
RS 2	[***]	[***]	[***]
RS 3	[***]	[***]	[***]
RS 4	[***]	[***]	[***]
RS 5	[***]	[***]	[***]
RS 6	[***]	[***]	[***]
	Total Restart=	$23,986,000

Payment is due 30 days after receipt of invoice.

Please provide your written concurrence below. Should you have questions on this matter, please contact [***] on [***] or [***] on [***] (fax: [***]).

Very truly yours,	CONCUR
TerreStar Networks Inc.
Jeffrey W. Epstein
President
October 2, 2009

S.M. Smith

Cc: [***]

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

EXHIBIT E – TerreStar Satellite Program – TerreStar 2

Payment Plan and Termination Liability Amounts

(not including Orbital Performance Incentive Payments)

January 12, 2010        (US$)

[***]

Payment Number	TerreStar 2 Time Payment Due Dates	Payments	Cumulative Payment Amount & Termination Liability Amount **	Time Payments / Program Milestones
T2-1		[***]	[***]	[***]
T2-2		[***]	[***]	[***]
T2-3		[***]	[***]	[***]
T2-4		[***]	[***]	[***]
T2-5		[***]	[***]	[***]
T2-5a		[***]	[***]	[***]
T2-6		[***]	[***]	[***]
T2-7		[***]	[***]	[***]
T2-8		[***]	[***]	[***]
T2-8a		[***]	[***]	[***]
T2-9		[***]	[***]	[***]
T2-10		[***]	[***]	[***]
T2-10a		[***]	[***]	[***]
T2-11		[***]	[***]	[***]
T2-11a		[***]	[***]	[***]
T2-12		[***]	[***]	[***]
T2-13		[***]	[***]	[***]
T2-13a		[***]	[***]	[***]
T2-14		[***]	[***]	[***]
T2-15		[***]	[***]	[***]
T2-15a		[***]	[***]	[***]
T2-15b		[***]	[***]	[***]
T2-15c		[***]	[***]	[***]
T2-15d		[***]	[***]	[***]
T2-16	[***]	[***]	[***]	[***]
T2-17	[***]	[***]	[***]	[***]
T2-18	[***]	[***]	[***]	[***]
T2-19		[***]	[***]	[***]
T2-19a		[***]	[***]	[***]
T2-20		[***]	[***]	[***]
T2-21		[***]	[***]	[***]
T2-22		[***]	[***]	[***]
T2-23		[***]	[***]	[***]
T2-24	[***]	[***]	[***]	[***]
T2-25	[***]	[***]	[***]	[***]
T2-26		[***]	[***]	[***]
T2-27		[***]	[***]	Launch Satellite
Complete IOT **
Total Satellite Amount =		218,717,357

**	Orbital Performance Incentive amounts shall be paid in accordance with Article 13.

Confidential treatment has been requested for portions of this exhibit and such portions have been filed separately with the Commission. The copy filed herewith omits the information for which confidential treatment has been requested and replaces it with [***].

TerreStar 2 Program Contract Change Request/Notice
Contract Number	Effectivity	Number
N/A	TerreStar-2	TS2-CCN-01R

Subject/Title		Date submitted
Program Restart		February 25, 2010

Document(s) Affected
Terms and Conditions; Exhibit E

Paragraph Number	Description of Change
various

Description of Changes

Terms and Conditions:

1.	Article 3 – Deliverable Item and Delivery Schedule

Under the “Delivery Date” column of Item 1 of Article 3.1, replace “March 4, 2009” with “TBD (estimated October 2011)”.

2.	Article 4 – Price

Under the “TerreStar 2 Amount” column of Item 1 o Article 4, replace “$191,697,000” with “$218,717,357*”,

Under Item 5 of Article 3.1, add the following footnote: “* This Price does not include the price for the replacement batteries. The price of the batteries will be determined upon the establishment of the date of the shipment of the spacecraft.

3.	Article 22 – Liquidated Damages for Late Satellite Delivery

The title and contents of this Article are deleted.

Exhibit E

Delete the Exhibit E dated “November 16, 2007”, and replace with the attached Exhibit E, dated January 12, 2010.

Justification

The changes reflect agreements between TererStar and Space Systems/Loral in SS/L letter (-65), dated 26 August 2009, and SS/L letter (-67), dated 23 September 2009, regarding the Restart of the TerreStar 2 Program (letters attached). However, the estimated delivery date of December 2011 set forth in the 26 August 2009 letter has been revised to “TBD (estimated October 2011” by this CCN.

Contract Impacts

The Contract impacts are set forth above.

SS/L Contract Manager			Customer Approval
Name	Signature	Date	Name	Signature	Date

S. Smith		2/25/10	Vincent Loiacono		2/25/2010

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